UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2019

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Industrial Court, Suwanee, GA		30024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 726-1600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2019, Digirad Corporation (the “Company”) announced that David Noble, the Company’s current Chief Operating Officer, will assume the additional role of Interim Chief Financial Officer of the Company, effective January 15, 2019.

Immediately prior to being appointed Chief Operating Officer of the Company on September 1, 2018, Mr. Noble (age 48) was the Managing Member of Noble Point LLC, a business and financial advisory firm where he, among other things, advised medical practices on operations, growth opportunities and financing from October 2017 to August 2018. Between 2005 and 2017, Mr. Noble served in various capacities at HSBC, including over a decade as Managing Director, Head of Equity Capital Markets (ECM) for the Americas, where he established the Latin American franchise and grew regional revenues to account for a significant portion of their global ECM business. Prior to joining HSBC, Mr. Noble served in various capacities at Lehman Brothers between 1997 and 2005, including as Senior Vice President, Equity Capital Markets. Mr. Noble earned an MBA in Finance from MIT and a BA from Yale University.

There are no arrangements or understandings between Mr. Noble and any other persons pursuant to which he was selected as Interim Chief Financial Officer. There are no family relationships between Mr. Noble and any director or executive officer of the Company, and he has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Noble’s compensation, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2018, remains unchanged.

Item 7.01. Regulation FD Disclosure.

On January 14, 2019, the Company issued a press release announcing Mr. Noble’s appointment to the additional role of Interim Chief Financial Officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
	Exhibit No.	Description
	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Matthew G. Molchan
Matthew G. Molchan President, Chief Executive Officer

Date: January 14, 2019